Exhibit 10.1.51

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE

CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Amendment One (to Unified In-Flight Connectivity Hardware,

Services and Maintenance Agreement)

AMENDMENT ONE (TO UNIFIED IN-FLIGHT CONNECTIVITY HARDWARE,

SERVICES AND MAINTENANCE AGREEMENT)

This Amendment One (this “Amendment”) to the Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement, dated as of February 1, 2017 (the “Original Agreement”), by and between American Airlines, Inc. (“American”) and Gogo LLC (“Gogo”) (collectively the “Parties” and individually a “Party”), is made and entered into this 21st day of May, 2017 (the “Execution Date”).

WHEREAS, American and Gogo desire to amend the terms of the Original Agreement to add certain additional regional jet aircraft to the scope of coverage thereunder.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, American and Gogo agree as follows:

1	Amendments. As of the Execution Date, the Original Agreement is hereby amended by adding the contents of Attachment 1 hereto to [Section A-2 of Exhibit A] to the Original Agreement

2	Delivery. For the purposes of Section 7.7 of the Original Agreement, the scheduled delivery date for each Shipset associated with Aircraft on Attachment 1 hereto is [***].

3	Entire Agreement/Amendment. This Amendment constitutes the full and complete understanding of the Parties with respect to the subject matter of this Amendment and supersedes all prior agreements and understandings between the Parties with respect to the subject matter. This Amendment may be modified only by written agreement signed by an authorized representative of both Parties

4	Effectiveness of Agreement. The Original Agreement remains in full force and effect, except as specifically amended by this Amendment.

Amendment One (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Gogo LLC.		AMERICAN AIRLINES, INC.

By:	/s/ John Happ	By:	/s/ Spencer Dickinson

Name:	John Happ	Name:	Spencer Dickinson

Title:	EVP, Regional President	Title:	MD, Procurement Aircraft Programs

Date: 7/12/2017		Date: 7/20/2017

American Airlines Confidential and Proprietary

Amendment One (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Attachment 1 to Amendment One

[***]

American Airlines Confidential and Proprietary